Financial Instruments (Details) - Schedule of change in fair value of in financial instruments within the consolidated statements of operations - Lender Warrants [Member] $ in Thousands	1 Months Ended
Dec. 31, 2021 USD ($)
Derivative [Line Items]
Fair value at beginning	$ 17,380
Change in fair value due to modification	6,540
Lender Warrants issued on December 31, 2021	3,581
Change in fair value	(10,900)
Fair value at beginning	$ 16,601